UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-2021

DWS Securities Trust (formerly Scudder Securities Trust)

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	07/31

Date of reporting period:	01/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

JANUARY 31, 2006

Semiannual Report
to Shareholders

DWS Small Cap Value Fund

(formerly Scudder Small Company Value Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. Please read this fund's prospectus for specific information regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary January 31, 2006

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the 10-year period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on December 3, 2001 are derived from the historical performance of Class S shares of the DWS Small Cap Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/06
DWS Small Cap Value Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	5.26%	14.36%	25.42%	13.85%	12.21%
Class B	4.76%	13.40%	24.36%	12.92%	11.30%
Class C	4.87%	13.56%	24.44%	12.97%	11.34%
Russell 2000 Value Index+	6.31%	17.93%	27.70%	14.74%	13.90%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 1/31/06	$ 26.29	$ 25.40	$ 25.46
7/31/05	$ 28.16	$ 27.44	$ 27.47
Distribution Information: Capital Gains as of 1/31/06	$ 3.09	$ 3.09	$ 3.09
Class A Lipper Rankings — Small-Cap Value Funds Category as of 1/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	197	of	250	79
3-Year	101	of	191	53

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Small Cap Value Fund — Class A [] Russell 2000 Value Index+

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/06
DWS Small Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,778	$18,596	$18,027	$29,825
	Average annual total return	7.78%	22.97%	12.51%	11.55%
Class B	Growth of $10,000	$11,040	$19,033	$18,256	$29,178
	Average annual total return	10.40%	23.93%	12.79%	11.30%
Class C	Growth of $10,000	$11,356	$19,271	$18,397	$29,279
	Average annual total return	13.56%	24.44%	12.97%	11.34%
Russell 2000 Value Index+	Growth of $10,000	$11,793	$20,823	$19,890	$36,759
	Average annual total return	17.93%	27.70%	14.74%	13.90%

The growth of $10,000 is cumulative.

+ The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the 10-year period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 1/31/06
DWS Small Cap Value Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	5.42%	14.77%	25.77%	14.16%	12.52%
Russell 2000 Value Index+	6.31%	17.93%	27.70%	14.74%	13.90%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 1/31/06	$ 26.25
7/31/05	$ 28.22
Distribution Information: Six Months: Income Dividends as of 1/31/06	$ .14
Capital Gains as of 1/31/06	$ 3.09
Class S Lipper Rankings — Small-Cap Value Funds Category as of 1/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	191	of	250	77
3-Year	91	of	191	48
5-Year	75	of	145	52
10-Year	33	of	51	64

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Small Cap Value Fund — Class S [] Russell 2000 Value Index+

Yearly periods ended January 31
Comparative Results as of 1/31/06
DWS Small Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,477	$19,893	$19,391	$32,526
	Average annual total return	14.77%	25.77%	14.16%	12.52%
Russell 2000 Value Index+	Growth of $10,000	$11,793	$20,823	$19,890	$36,759
	Average annual total return	17.93%	27.70%	14.74%	13.90%

The growth of $10,000 is cumulative.

+ The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended January 31, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 8/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/06	$ 1,052,60	$ 1,047.60	$ 1,048,70	$ 1,054.20
Expenses Paid per $1,000*	$ 7.14	$ 11.56	$ 10.84	$ 5.38
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 8/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/06	$ 1,018.25	$ 1,013.91	$ 1,014.62	$ 1,019.96
Expenses Paid per $1,000*	$ 7.02	$ 11.37	$ 10.66	$ 5.30

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Small Cap Value Fund	1.38%	2.24%	2.10%	1.04%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Managers Portfolio Managers Julie Abbett, Jin Chen and Robert Wang discuss DWS Small Cap Value Fund's performance and strategy and the market environment during the six-month period ended January 31, 2006.

Q: How would you describe the economic and market environment over the last six months?

A: The economy and the stock market were both reasonably strong. The Standard & Poor's 500 (S&P 500) Index, which is generally regarded as a good indicator of the broad stock market, had a return of 4.68% for the six months ended January 2006.1 The small-cap market was stronger than the large-cap market. The return of the Russell 2000 Index was 8.50%, versus 5.04% for the Russell 1000 Index. Within the small-cap segment of the market, growth stocks, as measured by the Russell 2000 Growth Index, outperformed value stocks, as measured by the Russell 2000 Value Index.2

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 The Russell 2000 Index is an unmanaged index that tracks the common-stock price movement of the 2,000 smallest companies of the Russell 3000 Index, an index that measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 1000 Index measures performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Over the six-month period ended January 31, 2006, more-volatile and lower-quality Russell 2000 Value Index constituents outperformed higher-quality securities in the index. When separating the Russell 2000 Value Index performance attribution into quintiles based on price to earnings and beta, we found that index constituents with no earnings and high betas outperformed constituents with low betas and price-to-earnings ratios.3

3 "High-beta" means a security is riskier than the market as a whole. "Low-Beta" means a security is less risky than the market as a whole.

Price-to-earnings (p/e) ratio, or earnings multiple, is the price of a stock divided by its earnings per share. It is a widely used gauge of a stock's valuation that indicates what investors are paying for a company's earnings on a per share basis. A higher earnings multiple indicates higher investor expectations or a higher growth rate, as well as the potential for greater price fluctuations.

Economic trends over the last six months have been difficult for some investors to interpret, as the short-term effects of late-summer hurricanes obscured longer-term trends. Consumer spending and confidence slipped as oil prices spiked in the aftermath of the hurricanes, but business trends appeared fairly strong as the fourth quarter progressed. Most economists expressed surprise when the Commerce Department announced in January that real growth in gross domestic product (GDP, or total output of goods and services) slowed to an annual rate of 1.1% in the fourth quarter of 2005. That was the slowest rate of growth since the fourth quarter of 2002 and well below the average 4.1% growth of the prior 10 quarters. The slowdown was caused mainly by weak consumer spending, especially for durable goods such as automobiles, but business investment slowed as well, and the trade deficit widened sharply.

Economists pointed to several factors in the slowdown that may reverse in the early months of 2006. The trade deficit increased partly because weather-related disruptions in Gulf of Mexico oil production forced the United States to rely more on imports. In addition, defense spending was held back by late signing of an appropriations bill. Other business and consumer trends point to possible improvement in the early months of 2006, and an early-February survey of economists conducted by The Wall Street Journal predicts GDP growth above 4% for the first quarter of 2006. Healthy corporate finances, strong productivity and favorable relative prices for capital goods provide a positive backdrop for business investment.

Q: How did the fund perform during the six-month period ended January 31, 2006?

A: The fund had a total return (Class A shares) of 5.26%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for complete performance information.) The fund's performance lagged that of its benchmark, the Russell 2000 Value Index, which had a return of 6.31%, and was also below the 6.93% average return of its peers in the Lipper Small Cap Value Funds category.4

4 The Small Cap Value Funds category as tracked by Lipper Inc. includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small Cap 600 Index. Small Cap Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index, based on price-to- current-earnings, book value, asset value or other factors. These funds normally have a below-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared with the US diversified small-cap funds universe average. It is not possible to invest directly in a Lipper category.

Q: Will you describe how your investment process works?

A: Our focus is on selection of individual holdings, based on their potential for attractive risk-adjusted return. We use a proprietary stock-evaluation approach that incorporates valuation and growth investment parameters, as well as market sentiment indicators, to help pinpoint timely entry and exit opportunities. We believe that combining the techniques used by fundamental value investors with extensive growth and earnings analysis enables us to minimize investment-style bias and achieve an objective stock-selection process that can add value in any market environment. In addition, we incorporate market sentiment analysis in an effort to capture short-term price changes and evaluate the market's responsiveness to new information. We believe that the objectivity and discipline achieved through the use of our investment process provides a framework for selecting securities with attractive valuations in an unbiased, consistent and repeatable manner.

Portfolio holdings are well-diversified, with only nominal deviations from the benchmark's industry weightings. In selecting stocks for the portfolio, we attempt to avoid deviating from our asset class, selecting only from the universe of small-company value stocks. As a rule, we do not make "macro bets," meaning investment decisions based on the outlook for the economy or specific industry sectors.

Q: Will you explain how your investment choices affected absolute and relative performance?

A: Since this fund's management process is based almost entirely on stock selection, differences between the fund's return and the returns of the benchmark index result largely from the performance of individual securities. Our decision of which stocks to hold is based on several factors that we use to measure attractiveness. For the past six months, we found that value factors such as the ratio of cash flow to stock price and earnings quality underperformed as predictors of stock performance. Strong performance from our growth and momentum factors helped to offset some of the underperformance from our value factors.

In addition, declining market volatility in small-capitalization stocks over the past six months to one year has caused a stress period for pure stock-selection strategies like our own. During periods of low volatility, stock prices simply do not make significant moves relative to one another. Therefore, it is sometimes difficult to differentiate between good stocks and bad. We believe that this is a temporary phenomenon and that stock-selection strategies will face improved opportunities to pick stocks going forward as volatility returns to more normal levels.

Q: Which holdings were most positive and negative for performance?

A: Among the 24 industry groups into which we divide potential holdings, the best-performing groups were retail, consumer durables and apparel, and commercial services and supplies. In retail, one of our best-performing stocks was Payless ShoeSource, Inc., which received an upgraded rating from Moody's Investors Service. We continue to own this stock, which has good-quality earnings and positive cash flow.

In consumer durables and apparel, one of the strongest gainers was Callaway Golf Co., which we bought and sold rather quickly. The timeliness of the buy and sell was guided by our market-sentiment indicators. Also positive was Plexus Corp., a company that provides services to electronics manufacturers. Our cash flow analysis shows that Plexus had strong cash flow growth relative to its own three-year history as well as relative to peers and that management was able to get better returns on invested capital than peers.

The best performer in the portfolio was Alpharma, Inc., which moved up sharply after the Food and Drug Administration tentatively approved the company's new antidepressant drug. We had bought this stock because of its strong cash flow; the company is now in an even better cash position after selling its generic drug business, which was outside its mainstream business. The cash freed up from the sale of the generics business allows Alpharma to research new products for previously neglected segments, such as animal health and active pharmaceutical ingredients. We continue to hold this stock, which we believe offers an excellent combination of growth and value characteristics.

Carpenter Technology Corp., a specialty alloy manufacturer that is benefiting from the growing demand for its products, also made a positive contribution to the portfolio. The company continues to exhibit upward earnings momentum and good valuation metrics.

Industry groups that underperformed include materials, telecommunications, technology hardware, and health care equipment and services. In technology, performance was hurt by a position in Hutchinson Technology Inc., which we had purchased because of strong cash flow growth; we sold this stock after it dropped sharply on news that soft demand and a shift in the product mix were damaging sales and earnings prospects. In the semiconductor group, performance was hurt by Photronics, Inc., a stock that dropped on weaker-than-expected demand; we continue to hold this stock, which has good earnings quality and cash flow. Also negative for relative performance was not owning Level 3 Communications Inc., a stock that soared after the company's debt load was deferred. However, this is a company with negative cash flow that we consider too risky to own.

Q: What other comments do you have for shareholders?

A: Over the long term, we believe our investment process, which is based on fundamental growth and value indicators, will help us outperform throughout different market conditions. We continue to monitor and refine our stock selection process, which evolves as we continually evaluate which factors have strong predictive value in various market environments and are independent of one another.

We will continue to seek small-cap companies with strong fundamentals including good cash flow, solid earnings growth, healthy balance sheets and good long-term growth prospects relative to their peers. We believe that our disciplined investment process can help investors gain exposure to some of the most attractive small-cap companies. Broad diversification is a hallmark of a sound investment practice, and we believe that a position in a carefully selected group of small-cap stocks, such as those that constitute this fund, is appropriate for many investors.

We thank our investors for their continued interest in DWS Small Cap Value Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral in 2006)	1/31/06	7/31/05

Common Stocks	99%	96%
Cash Equivalents	1%	4%
	100%	100%
Sector Diversification (As a % of Common Stocks)	1/31/06	7/31/05

Financials	32%	35%
Consumer Discretionary	15%	16%
Industrials	13%	11%
Information Technology	12%	10%
Materials	9%	8%
Energy	5%	5%
Utilities	4%	4%
Telecommunication Services	4%	2%
Consumer Staples	3%	4%
Health Care	3%	5%
	100%	100%
Stock Characteristics
Weighted Average Market Values	Fund	Russell 2000 Value Index
Small Cap Companies ($ millions) Market Capitalization	1,331.9	1,161.9
Value Orientation P/E Trailing Twelve Months	24.92x	29.91x
Price/Sales	1.85x	4.51x
Price/Book Value	2.86x	2.43x

Asset allocation, sector diversification and stock characteristics are subject to change.

Ten Largest Equity Holdings at January 31, 2006 (14.0% of Net Assets)
1. FirstFed Financial Corp. Holder for provider of banking services	1.7%
2. Moog, Inc. Manufacturer of precision control components and systems	1.5%
3. Kennametal, Inc. Manufacturer and distributor of tools and tooling systems	1.4%
4. Stewart Information Services Corp. Provider of title insurance services	1.4%
5. Quanex Corp. Manufacturer of specialized carbon, alloy, steel and aluminum products	1.4%
6. BankUnited Financial Corp. Operator of savings institutions	1.4%
7. Pacific Capital Bancorp. Operator of a bank holding company	1.3%
8. Swift Energy Co. Operates oil and gas properties	1.3%
9. Commercial Metals Co. Manufacture, recycle and market steel and metal products	1.3%
10. Payless ShoeSource, Inc. Foot retailer that operates self-service family shoe stores	1.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 99.8%
Consumer Discretionary 15.0%
Auto Components 2.3%
American Axle & Manufacturing Holdings, Inc.	182,600	3,394,533
ArvinMeritor, Inc.	135,400	2,362,730
Tenneco Automotive, Inc.*	90,700	1,990,865
		7,748,128
Distributors 0.2%
Audiovox Corp. "A"*	40,800	610,368
Diversified Consumer Services 0.1%
Alderwoods Group, Inc.*	27,900	482,112
Hotels Restaurants & Leisure 2.3%
Carmike Cinemas, Inc.	800	18,328
Domino's Pizza, Inc.	18,100	450,871
Jack in the Box, Inc.*	74,400	2,958,144
Luby's, Inc.*	24,500	357,700
Papa John's International, Inc.*	66,500	2,309,545
Ryan's Restaurant Group, Inc.*	129,300	1,689,951
		7,784,539
Household Durables 0.3%
WCI Communities, Inc.*	41,300	1,137,402
Leisure Equipment & Products 1.0%
JAKKS Pacific, Inc.* (a)	154,900	3,517,779
Media 2.3%
Reader's Digest Association, Inc.	233,600	3,711,904
Scholastic Corp.*	140,000	4,207,000
		7,918,904
Specialty Retail 3.7%
Payless ShoeSource, Inc.*	183,800	4,477,368
Stage Stores, Inc.	97,000	2,879,930
Too, Inc.*	120,800	3,494,744
Zales Corp.*	72,600	1,779,426
		12,631,468
Textiles, Apparel & Luxury Goods 2.8%
Steven Madden Ltd.	68,300	2,078,369
The Warnaco Group, Inc.*	101,900	2,529,158
UniFirst Corp.	42,100	1,463,396
Wolverine World Wide, Inc.	139,350	3,351,367
		9,422,290
Consumer Staples 3.4%
Food & Staples Retailing 1.1%
Casey's General Stores, Inc.	69,900	1,778,955
Nash Finch Co.	64,500	1,909,200
		3,688,155
Food Products 2.3%
Flowers Foods, Inc.	84,325	2,319,781
Sanderson Farms, Inc.	76,000	2,128,000
Seaboard Corp.	2,300	3,380,977
		7,828,758
Energy 5.2%
Oil, Gas & Consumable Fuels
Cabot Oil & Gas Corp.	33,200	1,712,124
Cimarex Energy Co.*	46,200	2,104,872
Energy Partners Ltd.*	154,800	4,345,236
Houston Exploration Co.*	23,100	1,434,279
Meridian Resource Corp.*	207,900	1,041,579
St. Mary Land & Exploration Co.	55,200	2,408,928
Swift Energy Co.*	91,500	4,521,930
		17,568,948
Financials 31.8%
Banks 14.2%
BankAtlantic Bancorp., Inc. "A"	169,200	2,368,800
BankUnited Financial Corp. "A"	166,800	4,687,080
Commercial Capital Bancorp., Inc.	162,400	2,535,064
Corus Bankshares, Inc. (a)	67,000	4,302,070
FirstFed Financial Corp.*	93,200	5,843,640
Fremont General Corp.	173,700	4,255,650
Hancock Holding Co.	90,300	3,702,300
Harbor Florida Bancshares, Inc.	25,600	997,120
IBERIABANK Corp.	13,750	760,375
MAF Bancorp., Inc.	76,100	3,271,539
NetBank, Inc.	98,900	742,739
Old National Bancorp.	32,770	685,876
Pacific Capital Bancorp.	123,466	4,542,314
PFF Bancorp., Inc.	11,550	365,558
Sandy Spring Bancorp., Inc.	22,350	780,238
Texas Regional Bancshares, Inc. "A"	80,835	2,488,101
UMB Financial Corp.	25,835	1,740,246
United Bankshares, Inc.	58,400	2,176,568
Westamerica Bancorp.	38,300	2,061,306
		48,306,584
Consumer Finance 1.9%
Cash America International, Inc.	141,700	3,753,633
CompuCredit Corp.* (a)	72,300	2,903,568
		6,657,201
Insurance 4.2%
LandAmerica Financial Group, Inc.	28,900	1,906,822
Safety Insurance Group, Inc.	40,300	1,616,030
Stewart Information Services Corp.	88,900	4,751,705
The Midland Co.	34,400	1,283,120
Tower Group, Inc.	62,200	1,194,862
Zenith National Insurance Corp.	63,450	3,508,150
		14,260,689
Real Estate 11.5%
Alexandria Real Estate Equities, Inc. (REIT)	17,800	1,570,850
American Home Mortgage Investment Corp. (REIT)	42,400	1,212,640
Anthracite Capital, Inc. (REIT)	88,300	990,726
Ashford Hospitality Trust (REIT)	46,900	574,056
Brandywine Realty Trust (REIT)	60,948	1,916,815
Colonial Properties Trust (REIT)	38,300	1,770,226
Commercial Net Lease Realty (REIT)	63,700	1,460,641
Corporate Office Properties Trust (REIT)	19,100	773,359
Cousins Properties, Inc. (REIT)	35,500	1,108,310
Entertainment Properties Trust (REIT)	11,000	478,060
Equity Lifestyle Properties, Inc. (REIT)	22,600	1,039,600
Equity One, Inc. (REIT)	41,800	1,001,946
FelCor Lodging Trust, Inc. (REIT)	80,800	1,604,688
First Industrial Realty Trust, Inc. (REIT)	41,700	1,629,219
Heritage Property Investment Trust (REIT)	36,600	1,299,300
Highwoods Properties, Inc. (REIT)	56,500	1,782,010
Home Properties, Inc. (REIT) (a)	35,900	1,646,733
Inland Real Estate Corp. (REIT)	55,500	850,815
Jones Lang LaSalle, Inc.	74,000	4,356,380
Kilroy Realty Corp. (REIT)	24,700	1,669,473
LaSalle Hotel Properties (REIT)	26,000	993,720
Lexington Corporate Properties Trust (REIT)	56,600	1,256,520
Maguire Properties, Inc. (REIT)	44,200	1,493,960
Nationwide Health Properties, Inc. (REIT)	68,500	1,566,595
RAIT Investment Trust (REIT)	18,700	506,957
Redwood Trust, Inc. (REIT)	24,600	1,068,870
Sovran Self Storage, Inc. (REIT)	26,500	1,312,545
Taubman Centers, Inc. (REIT)	32,600	1,224,130
Trustreet Properties, Inc. (REIT)	74,800	1,098,812
		39,257,956
Health Care 3.0%
Biotechnology 0.2%
Regeneron Pharmaceuticals, Inc.*	52,100	793,483
Health Care Equipment & Supplies 0.8%
Sybron Dental Specialties, Inc.*	63,400	2,700,840
Health Care Providers & Services 1.1%
Genesis HealthCare Corp.*	53,800	1,971,770
Kindred Healthcare, Inc.*	55,100	1,261,790
RehabCare Group, Inc.*	18,100	347,158
		3,580,718
Pharmaceuticals 0.9%
Alpharma, Inc. "A"	92,500	3,094,125
Industrials 12.7%
Aerospace & Defense 2.4%
Hexcel Corp.*	163,600	3,414,332
Moog, Inc. "A"*	147,000	4,925,970
		8,340,302
Airlines 0.9%
Alaska Air Group, Inc.*	78,100	2,493,733
SkyWest, Inc.	25,000	729,500
		3,223,233
Building Products 1.2%
Griffon Corp.*	158,900	3,750,040
LSI Industries, Inc.	19,700	284,271
		4,034,311
Commercial Services & Supplies 0.5%
Geo Group, Inc.*	16,200	396,252
NCO Group, Inc.*	76,900	1,309,607
		1,705,859
Construction & Engineering 2.2%
EMCOR Group, Inc.*	48,000	3,936,960
Quanta Services, Inc.*	124,200	1,720,170
URS Corp.*	42,300	1,809,594
		7,466,724
Electrical Equipment 0.8%
A.O. Smith Corp.	24,600	1,060,014
Acuity Brands, Inc.	44,100	1,670,949
		2,730,963
Industrial Conglomerates 0.5%
Tredegar Corp.	109,800	1,639,314
Machinery 2.6%
Crane Co.	78,700	2,937,084
Flowserve Corp.*	22,100	1,016,158
Kennametal, Inc.	81,300	4,756,050
		8,709,292
Road & Rail 0.6%
Arkansas Best Corp.	45,400	1,943,574
Trading Companies & Distributors 1.0%
United Rentals, Inc.*	119,600	3,505,476
Information Technology 11.7%
Communications Equipment 0.2%
Avocent Corp.*	24,500	815,115
Computers & Peripherals 1.6%
Advanced Digital Information Corp.*	57,500	575,575
Imation Corp.	44,600	2,021,718
Komag, Inc.* (a)	61,500	2,894,190
		5,491,483
Electronic Equipment & Instruments 4.1%
Agilysys, Inc.	167,700	3,555,240
MTS Systems Corp.	84,600	3,100,590
Plexus Corp.*	140,500	3,977,555
Rofin-Sinar Technologies, Inc.*	55,400	2,645,350
Technitrol, Inc.	25,700	523,252
		13,801,987
Internet Software & Services 0.3%
Redback Networks, Inc.*	68,600	1,155,910
IT Consulting & Services 1.8%
CSG Systems International, Inc.*	128,500	2,925,945
MAXIMUS, Inc.	34,900	1,365,288
TALX Corp.	19,600	614,264
United Online, Inc.	81,800	1,118,206
		6,023,703
Semiconductors & Semiconductor Equipment 2.5%
Fairchild Semiconductor International, Inc.*	199,600	3,982,020
Genesis Microchip, Inc.*	81,300	1,495,920
Photronics, Inc.*	157,700	2,844,908
		8,322,848
Software 1.2%
Internet Security Systems, Inc.*	38,200	814,424
Lawson Software, Inc.* (a)	337,000	2,480,320
Mentor Graphics Corp.*	36,000	396,000
VeriFone Holdings, Inc.*	16,800	428,736
		4,119,480
Materials 9.4%
Chemicals 0.8%
Terra Industries, Inc.* (a)	397,400	2,742,060
Construction Materials 1.1%
Texas Industries, Inc.	72,300	3,890,463
Containers & Packaging 1.4%
Myers Industries, Inc.	43,907	658,605
Silgan Holdings, Inc.	107,700	4,077,522
		4,736,127
Metals & Mining 5.5%
Carpenter Technology Corp.	35,300	3,196,768
Commercial Metals Co.	94,800	4,486,884
MascoTech, Inc.*	90,800	0
Metal Management, Inc.	23,100	645,183
Quanex Corp.	76,050	4,723,466
Reliance Steel & Aluminum Co.	17,900	1,423,050
Stillwater Mining Co.*	168,600	2,444,700
USEC, Inc.	122,500	1,873,025
		18,793,076
Paper & Forest Products 0.6%
Longview Fibre Co.	100,600	1,916,430
Telecommunication Services 3.6%
Diversified Telecommunication Services
Commonwealth Telephone Enterprises, Inc.	132,300	4,414,851
General Communication, Inc. "A"*	269,200	2,920,820
Golden Telecom, Inc.	21,000	608,580
NeuStar, Inc. "A"*	21,500	623,715
TALK America Holdings, Inc.*	224,700	2,161,614
Time Warner Telecom, Inc. "A"*	147,500	1,593,000
		12,322,580
Utilities 4.0%
Electric Utilities 0.8%
Sierra Pacific Resources*	218,000	2,877,600
Gas Utilities 1.6%
New Jersey Resources Corp.	53,650	2,438,393
Northwest Natural Gas Co.	79,600	2,832,964
		5,271,357
Independent Power Producers & Energy Traders 0.5%
Black Hills Corp.	51,600	1,836,960
Multi-Utilities 1.1%
Avista Corp.	199,600	3,814,356
Total Common Stocks (Cost $275,686,390)		340,221,030
	Principal Amount ($)	Value ($)

US Treasury Obligations 0.1%
US Treasury Bill, 4.24%**, 4/20/2006 (b) (Cost $287,336)	290,000	287,336
	Shares	Value ($)

Securities Lending Collateral 4.4%
Daily Assets Fund Institutional, 4.35% (c) (d) (Cost $15,048,025)	15,048,025	15,048,025

Cash Equivalents 0.5%
Cash Management QP Trust, 4.33% (e) (Cost $1,844,974)	1,844,974	1,844,974
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $292,866,725)+	104.8	357,401,365
Other Assets and Liabilities, Net	(4.8)	(16,504,901)
Net Assets	100.0	340,896,464

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $293,224,631. At January 31, 2006, net unrealized appreciation for all securities based on tax cost was $64,176,734. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $69,990,107 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,813,373.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at January 31, 2006 amounted to $14,586,398 which is 4.3% of net assets.

(b) At January 31, 2006, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

At January 31, 2006, open future contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
Russell 2000 Index	3/16/2006	5	1,751,700	1,841,750	90,050

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $275,973,726) — Including $14,586,398 of securities loaned	$ 340,508,366
Investment in Daily Assets Fund Institutional (cost $15,048,025)*	15,048,025
Investment in Cash Management QP Trust (cost $1,844,974)	1,844,974
Total investments in securities, at value (cost $292,866,725)	357,401,365
Receivable for Fund shares sold	371,034
Dividends receivable	209,824
Interest receivable	18,333
Receivable for daily variation margin on open futures contracts	10,291
Other assets	46,784
Total assets	358,057,631
Liabilities
Payable for Fund shares redeemed	1,689,236
Payable upon return of securities loaned	15,048,025
Accrued management fee	218,354
Other accrued expenses and payables	205,552
Total liabilities	17,161,167
Net assets, at value	$ 340,896,464
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(656,347)
Net unrealized appreciation (depreciation) on: Investments	64,534,640
Futures	90,050
Accumulated net realized gain (loss)	5,334,638
Paid-in capital	271,593,483
Net assets, at value	$ 340,896,464

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($13,316,262 ÷ 506,521 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 26.29
Maximum offering price per share (100 ÷ 94.25 of $26.29)	$ 27.89

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,055,788 ÷ 120,311 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 25.40

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,112,207 ÷ 161,547 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 25.46
Class S Net Asset Value, offering and redemption price(a) per share ($320,412,207 ÷ 12,204,181 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 26.25

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2006 (Unaudited)
Investment Income
Income: Dividends (Net of foreign taxes withheld of $310)	$ 2,612,605
Interest	13,508
Interest — Cash Management QP Trust	147,765
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	18,205
Total Income	2,792,083
Expenses: Management fee	1,306,590
Services to shareholders	366,437
Custodian and accounting fees	52,531
Distribution service fees	48,717
Auditing	27,732
Legal	9,635
Trustees' fees and expenses	5,217
Reports to shareholders	25,202
Registration fees	22,274
Other	11,893
Total expenses before expense reductions	1,876,228
Expense reductions	(4,071)
Total expenses after expense reductions	1,872,157
Net investment income (loss)	919,926
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	9,942,503
Futures	1,070,722
11,013,225
Net unrealized appreciation (depreciation) during the period on: Investments	5,772,306
Futures	(754,378)
5,017,928
Net gain (loss) on investment transactions	16,031,153
Net increase (decrease) in net assets resulting from operations	$ 16,951,079

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2006 (Unaudited)	Year Ended July 31, 2005
Operations: Net investment income (loss)	$ 919,926	$ 741,670
Net realized gain (loss) on investment transactions	11,013,225	38,862,384
Net unrealized appreciation (depreciation) during the period on investment transactions	5,017,928	29,801,827
Net increase (decrease) in net assets resulting from operations	16,951,079	69,405,881
Distributions to shareholders from: Net investment income: Class A	—	(62,234)
Class S	(1,576,273)	(2,237,245)
Net realized gains: Class A	(1,423,776)	(1,743,121)
Class B	(336,447)	(489,354)
Class C	(427,680)	(393,589)
Class S	(36,164,229)	(41,141,552)
Fund share transactions: Proceeds from shares sold	18,524,469	77,169,150
Reinvestment of distributions	38,487,061	44,619,799
Cost of shares redeemed	(60,239,358)	(80,531,289)
Redemption fees	1,988	22,394
Net increase (decrease) in net assets from Fund share transactions	(3,225,840)	41,280,054
Increase (decrease) in net assets	(26,203,166)	64,618,840
Net assets at beginning of period	367,099,630	302,480,790
Net assets at end of period (including accumulated distributions in excess of net investment income of $656,347 at January 31, 2006)	$ 340,896,464	$ 367,099,630

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended July 31,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 28.16	$ 26.23	$ 20.85	$ 20.77	$ 20.89
Income (loss) from investment operations: Net investment income (loss)[c]	.03	(.03)	.08	.05	.03
Net realized and unrealized gain (loss) on investment transactions	1.19	5.76	5.32	2.28	(.09)
Total from investment operations	1.22	5.73	5.40	2.33	(.06)
Less distributions from: Net investment income	—	(.13)	(.02)	—	(.07)
Net realized gain on investment transactions	(3.09)	(3.67)	—	(2.25)	—
Total distributions	(3.09)	(3.80)	(.02)	(2.25)	(.07)
Redemption fees	.00***	.00***	.00***	.00***	.01
Net asset value, end of period	$ 26.29	$ 28.16	$ 26.23	$ 20.85	$ 20.77
Total Return (%)[d]	5.26**	22.75	25.84	13.11	(.24)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	14	9	3	3
Ratio of expenses (%)	1.38*	1.41	1.35	1.44	1.48*
Ratio of net investment income (loss) (%)	.22*	(.12)	.35	.28	.23*
Portfolio turnover rate (%)	98*	90	135	168	157

[a] For the six months ended January 31, 2006 (Unaudited).

[b] For the period from December 3, 2001 (commencement of operations of Class A shares) to July 31, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charge.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended July 31,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 27.44	$ 25.72	$ 20.61	$ 20.71	$ 20.89
Income (loss) from investment operations: Net investment income (loss)[c]	(.07)	(.23)	(.12)	(.10)	(.09)
Net realized and unrealized gain (loss) on investment transactions	1.12	5.62	5.23	2.25	(.07)
Total from investment operations	1.05	5.39	5.11	2.15	(.16)
Less distributions from: Net investment income	—	—	—	—	(.03)
Net realized gain on investment transactions	(3.09)	(3.67)	—	(2.25)	—
Total distributions	(3.09)	(3.67)	—	(2.25)	(.03)
Redemption fees	.00***	.00***	.00***	.00***	.01
Net asset value, end of period	$ 25.40	$ 27.44	$ 25.72	$ 20.61	$ 20.71
Total Return (%)[d]	4.76**	21.72	24.79	12.21	(.74)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	3	2	2
Ratio of expenses (%)	2.24*	2.20	2.24	2.26	2.28*
Ratio of net investment income (loss) (%)	(.64)*	(.91)	(.54)	(.54)	(.57)*
Portfolio turnover rate (%)	98*	90	135	168	157

[a] For the six months ended January 31, 2006 (Unaudited).

[b] For the period from December 3, 2001 (commencement of operations of Class B shares) to July 31, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charge.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended July 31,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 27.47	$ 25.75	$ 20.61	$ 20.71	$ 20.89
Income (loss) from investment operations: Net investment income (loss)[c]	(.06)	(.23)	(.10)	(.10)	(.08)
Net realized and unrealized gain (loss) on investment transactions	1.14	5.62	5.24	2.25	(.08)
Total from investment operations	1.08	5.39	5.14	2.15	(.16)
Less distributions from: Net investment income	—	—	—	—	(.03)
Net realized gain on investment transactions	(3.09)	(3.67)	—	(2.25)	—
Total distributions	(3.09)	(3.67)	—	(2.25)	(.03)
Redemption fees	.00***	.00***	.00***	.00***	.01
Net asset value, end of period	$ 25.46	$ 27.47	$ 25.75	$ 20.61	$ 20.71
Total Return (%)[d]	4.87**	21.74	24.94	12.21	(.73)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	2.66		.43
Ratio of expenses (%)	2.10*	2.19	2.08	2.25	2.26*
Ratio of net investment income (loss) (%)	(.50)*	(.90)	(.38)	(.53)	(.55)*
Portfolio turnover rate (%)	98*	90	135	168	157

[a] For the six months ended January 31, 2006 (Unaudited).

[b] For the period from December 3, 2001 (commencement of operations of Class C shares) to July 31, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charge.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended July 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 28.22	$ 26.27	$ 20.87	$ 20.79	$ 21.45	$ 16.58
Income (loss) from investment operations: Net investment income (loss)[b]	.08	.07	.13	.10	.13	.04
Net realized and unrealized gain (loss) on investment transactions	1.18	5.75	5.35	2.28	(.71)	4.85
Total from investment operations	1.26	5.82	5.48	2.38	(.58)	4.89
Less distributions from: Net investment income	(.14)	(.20)	(.08)	(.05)	(.09)	(.03)
Net realized gain on investment transactions	(3.09)	(3.67)	—	(2.25)	—	—
Total distributions	(3.23)	(3.87)	(.08)	(2.30)	(.09)	(.03)
Redemption fees	.00***	.00***	.00***	.00***	.01	.01
Net asset value, end of period	$ 26.25	$ 28.22	$ 26.27	$ 20.87	$ 20.79	$ 21.45
Total Return (%)	5.42**	23.11	26.26	13.40	(2.69)	29.57[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	320	346	288	237	240	221
Ratio of expenses before expense reductions (%)	1.04*	1.04	1.16	1.21	1.21	1.25[d]
Ratio of expenses after expense reductions (%)	1.04*	1.04	1.16	1.21	1.21	1.18[d]
Ratio of net investment income (%)	.56*	.25	.54	.51	.56	.21
Portfolio turnover rate (%)	98*	90	135	168	157	71

[a] For the six months ended January 31, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses include a net reduction in reorganization expenses from fiscal 2000. The ratios without this net reduction before and after expense reductions were 1.28% and 1.21%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Small Company Value Fund (formerly Scudder Small Company Value Fund) (the "Fund") is a diversified series of DWS Securities Trust (formerly Scudder Securities Trust) (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

B. Purchases and Sales of Securities

During the six months ended January 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $165,871,131 and $194,592,128, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $500,000,000 of the Fund's average daily net assets, and 0.70% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended January 31, 2006, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.75% of the Fund's average daily net assets.

Effective October 1, 2003 through February 28, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses).

In addition, for the period April 1, 2004 through February 28, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's total operating expenses at 1.34%, 1.36%, 1.36% and 1.34% for Class A, B, C and S shares, respectively, (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees and trustee and trustee counsel fees and organizational and offering expenses).

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class A, B and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended January 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at January 31, 2006
Class A	$ 17,738	$ 6,616
Class B	5,494	2,177
Class C	3,726	1,340
Class S	266,048	93,545
	$ 293,006	$ 103,678

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended January 31, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $41,853, of which $6,551 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended January 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2006
Class B	$ 11,290	$ 1,789
Class C	13,959	2,324
	$ 25,249	$ 4,113

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2006	Annualized Effective Rate
Class A	$ 15,332	$ 3,330.24%
Class B	3,672	517.24%
Class C	4,464	740.24%
	$ 23,468	$ 4,587

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter of the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended January 31, 2006 aggregated $1,832.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended January 31, 2006, the CDSC for Class B and C shares aggregated $1,757 and $115, respectively.

A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended January 31, 2006, DWS-SDI received an aggregate CDSC of $50 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the six months ended January 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $12,540, of which $6,600 is unpaid.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated fund's investments in the QP Trust.

D. Expense Reductions

For the six months ended January 31, 2006, the Advisor agreed to reimburse the Fund $3,680, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2006, the Fund's custodian fees were reduced by $391 for custody credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2006		Year Ended July 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	95,108	$ 2,554,945	377,964	$ 10,315,402
Class B	11,042	286,490	60,453	1,620,229
Class C	40,592	1,038,491	139,953	3,700,276
Class S	548,127	14,644,543	2,273,172	61,533,243
		$ 18,524,469		$ 77,169,150
Shares issued to shareholders in reinvestment of distributions
Class A	54,276	$ 1,315,935	61,223	$ 1,623,010
Class B	13,248	310,371	17,261	447,943
Class C	17,658	414,790	14,434	375,148
Class S	1,506,032	36,445,965	1,592,057	42,173,698
		$ 38,487,061		$ 44,619,799
Shares redeemed
Class A	(130,708)	$ (3,499,103)	(305,645)	$ (8,032,253)
Class B	(22,958)	(599,827)	(77,276)	(2,005,398)
Class C	(39,598)	(1,030,707)	(98,258)	(2,581,928)
Class S	(2,115,455)	(55,109,721)	(2,559,649)	(67,911,710)
		$ (60,239,358)		$ (80,531,289)
Redemption fees		$ 1,988		$ 22,394
Net increase (decrease)
Class A	18,676	$ 372,181	133,542	$ 3,907,840
Class B	1,332	(2,966)	438	62,782
Class C	18,652	422,574	56,129	1,493,496
Class S	(61,296)	(4,017,629)	1,305,580	35,815,936
		$ (3,225,840)		$ 41,280,054

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

H. Subsequent Event

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and Scudder funds were renamed DWS funds.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DeIM in September 2005.

In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At the present time, all of your Fund's Trustees — including the chair of the board — are independent of DeIM and its affiliates. If all of the nominees included in the Fund's recent proxy statement are elected, all but one Trustee would be independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Trustees note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund (Class S shares) were lower than the median (2nd quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund, including relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Class S shares) for the year ending December 31, 2004 were lower than the median (1st quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Fund to experience a material increase in total expenses prior to the Board's next annual review of the Fund's contractual arrangements, and also serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Fund's performance (Class S shares) was in the 2nd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the five-year period ended June 30, 2005 and has underperformed its benchmark in the one- and three-year periods ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Fund (and, separately, to the entire DWS fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management's overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

The Board evaluated the current investment management arrangements in light of the proposed changes to such arrangements being submitted to shareholders and the fact that the current agreements would be continued only until the changes could be implemented. Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SAAUX	SABUX	SACUX
CUSIP Number	23337G 704	23337G 803	23337G 886
Fund Number	450	650	750
For shareholders of Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Sites	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SCSUX
Fund Number	078

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Small Cap Value Fund, a series of DWS Securities Trust

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Small Cap Value Fund, a series of DWS Securities Trust

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 27, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 27, 2006